Form N-SAR

Sub-Item 77Q1(e)
Copies of new or amended Registrant investment advisory contracts
2-34393, 811-1879

Form of Janus Investment Fund Investment Advisory Agreement - Perkins Value Plus Income Fund is incorporated herein by reference to Exhibit (d)(164) to Post-Effective Amendment No. 132 to Janus Investment Fund registration statement on Form N-1A, filed on July 30, 2010; accession number 0000950123-10-069950
(File No. 2-34393). Since the filing thereof, the Janus Investment Fund Investment Advisory Agreement has been signed by Stephanie Grauerholz-Lofton and Heidi W. Hardin.

Form of Janus Investment Fund Sub-Advisory Agreement - Perkins Value Plus Income Fund is incorporated herein by reference to Exhibit (d)(165) to Post-Effective Amendment No. 132 to Janus Investment Fund registration statement on Form N-1A, filed on July 30, 2010; accession number 0000950123-10-069950 (File No.
2-34393). Since the filing thereof, the Janus Investment Fund Investment Advisory Agreement has been signed by Stephanie Grauerholz-Lofton and Ted Hans.

Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Smart Portfolio - Conservative is incorporated herein by reference to Exhibit (d)(166) to Post-Effective Amendment No. 133 to Janus Investment Fund registration statement on Form N-1A, filed on August 25, 2010; accession number 0000950123-10-080921 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Smart Portfolio - Growth is incorporated herein by reference to Exhibit (d)(167) to Post-Effective Amendment No. 133 to Janus Investment Fund registration statement on Form N-1A, filed on August 25, 2010; accession number 0000950123-10-080921 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Smart Portfolio - Moderate is incorporated herein by reference to Exhibit (d)(168) to Post-Effective Amendment No. 133 to Janus Investment Fund registration statement on Form N-1A, filed on August 25, 2010; accession number 0000950123-10-080921 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Modular Portfolio Construction Fund is incorporated herein by reference to Exhibit
(d)(169) to Post-Effective Amendment No. 134 to Janus Investment Fund registration statement on Form N-1A, filed on October 15, 2010; accession number 0000950123-10-093513 (File No. 2-34393).

Form of Janus Investment Fund Investment Advisory Agreement - Janus Global Bond Fund is incorporated herein by reference to Exhibit (d)(172) to Post-Effective Amendment No. 137 to Janus Investment Fund registration statement on Form N-1A, filed on December 27, 2010; accession number 0000950123-10-116573 (File No. 2-34393). Since the filing thereof, the Janus Investment Fund Investment Advisory Agreement has been signed by Stephanie Grauerholz-Lofton and Heidi W. Hardin.

Amendment to Janus Investment Fund Investment Advisory Agreement - INTECH Risk-Managed Core Fund is incorporated herein by reference to Exhibit (d)(175) to Post-Effective Amendment No. 138 to Janus Investment Fund registration statement on Form N-1A, filed on January 28, 2010; accession number 0000950123-11-006256 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - Perkins Large Cap Value Fund is incorporated herein by reference to Exhibit (d)(187) to Post-Effective Amendment No. 138 to Janus Investment Fund registration statement on Form N-1A, filed on January 28, 2011; accession number 0000950123-11-006256 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - Perkins Mid Cap Value Fund is incorporated herein by reference to Exhibit (d)(188) to Post-Effective Amendment No. 138 to Janus Investment Fund registration statement on Form N-1A, filed on January 28, 2011; accession number 0000950123-11-006256 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - Perkins Small Cap Value Fund is incorporated herein by reference to Exhibit (d)(189) to Post-Effective Amendment No. 138 to Janus Investment Fund registration statement on Form N-1A, filed on January 28, 2011; accession number 0000950123-11-006256 (File No. 2-34393).